Exhibit 99.1

Joseph Oliveto President & CEO Corporate Overview June 2021

Disclaimers The Presentation contains forward - looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 , as amended . Words such as ‘‘aim,’’ ‘‘anticipate,’’ ‘‘assume,’’ ‘‘believe,’’ ‘‘contemplate,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘design,’’ ‘‘due,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘goal,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘objective,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘positioned,’’ ‘‘potential,’’ ‘‘project,’’ ‘‘seek,’’ ‘‘should,’’ ‘‘target,’’ ‘‘will,’’ ‘‘would’’ (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward - looking statements . These forward - looking statements are based on Milestone's expectations and assumptions as of the date of this Presentation . Each of these forward - looking statements involves risks and uncertainties . Actual results may differ materially from these forward - looking statements . Forward - looking statements contained in this Presentation include statements regarding ( i ) the design, progress, timing, scope and results of the etripamil clinical trials in PSVT and AFib - RVR, (ii) the possibility that data will support FDA approval, (iii) the potential market size and the rate and degree of market acceptance of etripamil and any future product candidates and the implementation of Milestone's business model and strategic plans for its business, etripamil and any future product candidates, and (iv) the sufficiency of Milestone's capital resources . Important factors that could cause actual results to differ materially from those in the forward - looking statements include, but are not limited to, the risks inherent in biopharmaceutical product development and clinical trials, including the lengthy and uncertain regulatory approval process, uncertainties related to the timing of initiation, enrollment, completion and evaluation of clinical trials, including the RAPID and ReVeRA trials, and whether the clinical trials will validate the safety and efficacy of etripamil for PSVT, AFib - RVR, or other indications, among others, as well as risks related to pandemics and public health emergencies, including those related to COVID - 19 , and risks related the sufficiency of our capital resources and our ability to raise additional capital . These and other risks are set forth in Milestone's filings with the U . S . Securities and Exchange Commission, including in its annual report on Form 10 - K for the year ended December 31 , 2020 , under the caption "Risk Factors . " Except as required by law, Milestone assumes no obligation to update any forward - looking statements contained herein to reflect any change in expectations, even as new information becomes available . This Presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners . Certain information contained in this Presentation and statements made orally during this Presentation relate to or is based on studies, publications, surveys and other data obtained from third - party sources and Milestone's own internal estimates and research . While Milestone believes these third - party studies, publications, surveys and other data to be reliable as of the date of the Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third - party sources . In addition, no independent sources has evaluated the reasonableness or accuracy of Milestone's internal estimates or research and no reliance should be made on any information or statements made in this Presentation relating to or based on such internal estimates and research . 2 Milestone Corporate Overview

Milestone (Nasdaq: MIST) - Corporate Highlights

Phase 3 Cardiovascular Company

Targeting Large Areas of Unmet Need

- PSVT
- AFib-RVR
- Additional pipeline opportunities

Paradigm-Changing Approach

- Etripamil - novel calcium channel blocker (IP protection until 2036)
- Shift from the ED to patient self-management

Recent Events Position for Future Success

- First Phase 3 study findings and FDA guidance in PSVT
- Next Pivotal Phase 3 efficacy result in PSVT expected by 2H 2022
- Financial runway expected through mid-2023

PSVT = Paroxysmal Supraventricular Tachycardia; AFib-RVR = Atrial Fibrillation with Rapid Ventricular Rate; ED = Emergency Department

Milestone Corporate Overview 3

PSVT Atrial Fibrillation 2 Million 4 5 Million 1 (expected to grow to 7 - 12M by 2030 1,3 ) 145 Thousand 785 Thousand 0.8 – 1.2 Million 6 2 Million 5 Source(s): 1. Khavjou , et al., Projections of Cardiovascular Disease Prevalence and Costs: 2015 – 2035, American Heart Association, November 2016. 2. H CUP ED & Admissions Data (2016), accessed January 2021. 3. Colilla S, et al., Am J Card. 2013 112:1142 – 1147. 4. Sacks, N.C., et al., 23rd World Congress on Heart Disease (Boston 2018). 5. 40% o f AF patients have >1 symptomatic episode per year of AF with RVR requiring treatment, Triangle Insights Group Market Research, N=25, January 2021. 6. 40 - 65% of PSVT pati ents have >1 episodes of PSVT requiring an ED visit, or having episodes lasting >10 minutes, or are on chronic prophylaxis for PSVT. Estimates based on internal market research and longitu din al analysis of claims data. 4 Milestone Corporate Overview PSVT & AFib - RVR Populations Total Patients (2016) Discharged ED Visits & Hospital Admissions (2016) 2 Target Market Addressable (Patient Population)

Supraventricular Tachycardias with a Common Patient Burden

Patients with PSVT and AFib-RVR report feeling a loss of control

PSVT (AVNRT and AVRT)	AFib-RVR (a subset of AFib)
Regular rapid heart rate	Irregular rapid heart rate
150 - 250 bpm	110 - 175 bpm
Episode frequency and duration is highly variable	

Common Symptoms Include	
	Heart palpitations / Chest pressure or pain
	Shortness of breath / Fatigue
	Light-headedness / Anxiety


Atrial Fibrillation (multiple atrial wavelets)
SA Node
AV Node
AV Nodal Reentrant Tachycardia (AVNRT)
AV Reentrant Tachycardia (AVRT)

PSVT = Paroxysmal Supraventricular Tachycardia; AFib-RVR = Atrial Fibrillation with Rapid Ventricular Rate

Sources: adapted from https://en.ecgpedia.org/index.php?title=Supraventricular_Rhythms, accessed 2/2021

Milestone Corporate Overview

5

Role of Intravenous L - Type Calcium Channel Blockers 6 Milestone Corporate Overview for PSVT for AFib - RVR Sino - Atrial Node Atrio - Ventricular (AV) Node IV CCBs like verapamil or diltiazem slow conduction over the AV node… …to reduce the ventricular rate while still in AFib …to break the tachycardia and return the heart to sinus rhythm CCBs = Calcium Channel Blockers; PSVT = Paroxysmal Supraventricular Tachycardia; AFib - RVR = Atrial Fibrillation with Rapid Ventricular Rate; IV = intravenous

Potential Paradigm - Changing Treatment to Empower Patient Control of their Condition • Time consuming • Anxiety provoking • Costly 7 Milestone Corporate Overview Issues with the current standard of care in the Emergency Department (ED) • Often results in a hospital admission • Experienced by patients as a loss of control Intervention used by the patient whenever & wherever an episode occurs [placeholder for device image] [placeholder for device image] • Reduces ED visits / hospital admissions • Less need for chronic medications • Alternative or bridge to ablation procedure

Etripamil Nasal Spray is Designed to be Fast, Convenient, and Empowering 8 Milestone Corporate Overview Etripamil Class Novel CCB Potency (IC 50 ) 11 nM Metabolism Rapid: Esterase - mediated • Clinically - validated mechanism − Calcium channel blockers (CCBs) slow conduction over the AV node • Rapid onset of action • Convenient patient self - administered nasal spray • Short duration of action 0 20 40 60 80 100 120 140 160 180 200 220 240 0 20 40 60 Minutes after Dose Etripamil Plasma Levels ( ng /ml) • Rapid onset ( T max < 5 min) • Transient plasma levels Error bars indicate standard error of the mean 14 mg 60 mg 140 mg Prospectively designed to treat common tachycardias outside the Emergency Department (ED) AV = Atrio - ventricular

Clinical Program for Etripamil Enrolling Phase 2, Phase 3, and Safety

Phase 3 program designed to support NDA filing in PSVT while concurrently building safety database and running Phase 2 ReVeRA to support AFib-RVR program

NODE-1 PSVT	ReVeRA AFib-RVR
Phase 2	**Phase 2**
Efficacy	Efficacy POC
Published	Enrolling
Electrophysiology Lab	Emergency Department
N= 104 1:1 randomized	N=50 1:1 randomized

NODE-301 PSVT	RAPID PSVT	NODE-303/302 PSVT
Phase 3	**Phase 3**	**Phase 3**
Efficacy	Efficacy	Safety
Complete	Enrolling	Enrolling/ Complete
At-home	At-Home	At-Home
N=419 2:1 randomized	N~500 1:1 randomized	N ~1000 Open label

POC = Proof of Concept; AFib-RVR = Atrial Fibrillation with Rapid Ventricular Rate; PSVT = Paroxysmal Supraventricular Tachycardia

Milestone Corporate Overview 9

Development Plan for Etripamil 10 Milestone Corporate Overview NODE - 301: Efficacy & Safety RAPID NODE - 302: Open - Label Extension NODE - 303: Open - Label Safety 2019 2020 2021 Data ReVeRA : AFib – RVR Efficacy POC 2022 Expanded Access Program RAPID Phase 3 PSVT Program Pipeline Expansion (Phase 2) AFib - RVR = Atrial Fibrillation with Rapid Ventricular Rate; POC = Proof of Concept Data

NODE - 301 Study Design 11 Milestone Corporate Overview NODE - 301 patients on drug had no serious adverse events Test Dose Randomization Event Primary Efficacy Analysis 70 mg dose Administer in office while in sinus rhythm for safety evaluation 70 mg etripamil : placebo 2:1 (N=419) 1. Patient recognizes symptoms 2. Apply cardiac monitor (ECG) 3. Attempt vagal maneuver 4. Administer study drug (N=198) • ECG of event is adjudicated for PSVT; only PSVT events count in primary efficacy • Primary Endpoint = PSVT conversion to SR Kaplan Meier analysis over 5 hours • Powering: 90%, alpha <0.01; delta = 40% • Study concluded when 150 confirmed PSVT events reached (N = 156) 1 2 3 4

Primary Endpoint - over 5 hours Hazard Ratio = 1.09; p<0.12 NODE - 301 Kaplan - Meier Plot of Conversion to Sinus Rhythm 12 Milestone Corporate Overview Post hoc analysis - over 30 minutes Etripamil = 54% vs. Placebo = 35% HR = 1.87; p<0.02 Primary analysis – over 5 hours HR = 1.086; p<0.12 Source: Data on File, Milestone Pharmaceuticals Inc.

Randomized Treatment Emergent Adverse Events (RTEAE) Etripamil N=138 (%) Placebo N=60 (%) Subjects with any RTEAE 53 (38.4) 12 (20.0) Maximum severity of RTEAE Mild 45 (32.6) 10 (16.7) Moderate 8 (5.8) 3 (3.3) Severe 0 (0.0) 0 (0.0) Most Common Adverse Events (>5%) Nasal discomfort 27 (19.6) 4 (6.7) Nasal congestion 11 (8.0) 2 (3.3) Epistaxis 9 (6.5) 0 (0.0) Rhinorrhea 8 (5.8) 1 (1.7) Throat irritation 7 (5.1) 1 (1.7) NODE - 301 Safety Analysis Source: Data on File, Milestone Pharmaceuticals Inc. 13 Milestone Corporate Overview RTEAE timing: up to 24 hours following double - blind study drug administration

PK of Etripamil 30 mg Repeat Administration at T=10 min (Study MSP - 2017 - 1096) 14 0 10 20 30 40 50 60 70 80 90 100 0 10 20 30 40 50 60 Plasma Concentration (ng/ml) Time (minutes) 30mg 30mg Milestone Corporate Overview Repeat administration increases both Cmax and AUC N=7, Error bars are standard error Source: Data on File, Milestone Pharmaceuticals Inc.

RAPID Study Design

1 Test Dose

70 mg etripamil repeat dose regimen

(2 doses 10 minutes apart)

Administer in office while in sinus rhythm for safety evaluation

2 Randomization

70 mg etripamil x2: Placebo x2

1:1

(N~500)

3 Event

1. Patient recognizes symptoms
2. Apply cardiac monitor (ECG)
3. Attempt vagal maneuver
4. Administer study drug
5. If symptoms persist for 10 minutes, dose study drug again

Primary Efficacy Analysis

- ECG of event is adjudicated for PSVT; only PSVT events count to primary efficacy
- Primary Endpoint = PSVT conversion to SR Kaplan Meier analysis over 30 min
- Powering: 90%, alpha < 0.05; delta = 19%
- Study concluded when 180 confirmed PSVT events

[1] includes ~30 events expected to be treated with the single dose double-blind study drug administration from NODE-301 patients who experienced an event prior to the RAPID study being available

Milestone Corporate Overview

15

Clinical Program for Etripamil Enrolling Phase 2, Phase 3, and Safety 16 Milestone Corporate Overview NODE - 1 PSVT ReVeRA AFib - RVR NODE - 301 PSVT RAPID PSVT NODE - 303/302 PSVT Phase 2 Phase 2 Phase 3 Phase 3 Phase 3 Efficacy Efficacy POC Efficacy Efficacy Safety Published Enrolling Complete Enrolling Enrolling/ Complete Electrophysiology Lab Emergency Department At - home At - Home At - Home N= 104 1:1 randomized N=50 1:1 randomized N=419 2:1 randomized N~500 1:1 randomized N ~1000 Open label Phase 3 program designed to support NDA filing in PSVT, while concurrently building safety database and running Phase 2 ReVeRA to support AFib - RVR program

The ReVeRA Trial

Reduction of **Ve**ntricular **R**ate in Patients with **A**trial Fibrillation

1 Presents to ED with episode of AFib-RVR

Inclusion:
- Atrial Fibrillation ≥ 1 hour
- Ventricular Rate ≥ 110 bpm

Select Exclusions:
- Treated with antiarrhythmic drugs
- Hemodynamically unstable
- Heart failure

2 Dosing & Assessment

1. Baseline ECG for ≥ 10 min
2. Administer study drug
   70 mg etripamil : Placebo (1:1)
3. Monitor in-patient for 1 hour
4. Discharge
5. Six-hour remote cardiac monitor
6. Complete safety 24 hours post dose

Efficacy Analysis

- Primary: Maximum reduction in ventricular rate within 60 min
  - N=50: 90% powered to detect 20 bpm difference in max reduction, α=0.05;
- Time from drug administration to lowest ventricular rate
- Time to and duration of ventricular rate reductions
  - <100 bpm, ≥ 10% reduction, ≥ 20% reduction
- Patient satisfaction with treatment (TSQM-9)

CHADs 0 = No Heart Failure/No Hypertension/Age < 65/No Diabetes/No History of Stroke or TIA/No Coronary ischemic disease; OAC, oral anti-coagulant; RVR, Rapid Ventricular Rate; TSQM-9, Treatment Satisfaction Questionnaire for Medication; ED = Emergency Department

Milestone Corporate Overview

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Commercial Opportunity 18

Etripamil – Addressing Market Needs in PSVT and AFib - RVR Sources: Internal market research 19 Milestone Corporate Overview Future with Etripamil – a Potentially Better Treatment Option Potential for high receptivity to etripamil across stakeholders Patients Physicians (Cards, EPs, PCPs) Payors • Self - management of acute episodes • Reduces ED visits/hospital admissions • Better risk/benefit profile • Expected to have significant adoption in unablated patients • Reduction in ED/hospital admissions • Improvement in patient satisfaction Cards = Cardiologists, EPs = Electrophysiologists, PCPs = Primary Care Providers, SVT = Supraventricular Tachycardia, ED = Em erg ency Department

12% 37% 25% 11% 15% 0% 10% 20% 30% 40% 50% <2 episodes 2 to 5 episodes 6 to 11 episodes 12 to 24 episodes >25 episodes Percent of Patients Projected US Market for Etripamil in PSVT 20 Milestone Corporate Overview Episode Frequency (n=256 US patients) 40% patients with ≥1 ED visits for PSVT/ yr * 40% patients with multiple episodes >10min/ yr * 65% patients on chronic medications for PSVT Total Number of Episodes in the First 12 Months After Diagnosis ~ 2 million patients US Prevalence • 40 - 65% ~ 800k patients Addressable Market ~ 400k patients Peak Share 3 − 5/year Episodes/Pt ~1.2 − 2 million episodes/ yr Episodes/ Yr Peak Net Sales • 50% • 50% of events Market research suggests utilization of 1 - 2 million doses of etripamil in peak year for PSVT TAM = Target Addressable Market *Estimates are for patients in year after initial diagnosis; rates drop by 13 - 29% in years following their initial diagnosis Sources: Internal estimates based on market research, Milestone Pharmaceuticals Inc.

Projected US Market for Etripamil in AFib-RVR

Market research suggests a target addressable market of ~ 2 million patients for AFib-RVR

Prevalent AFib Patients[1] *(~5M)*

	~25%[2]	~25%[2]	~50%[2]
Patient Segments	Paroxysmal *(1.3M)*	Persistent *(1.3M)*	Permanent *(2.6M)*
Share Experiencing >1 Symptomatic AFib with RVR Episode Requiring Treatment* per Year[3]	57% *(740K)*	49% *(640K)*	29% *(750K)*
Target Addressable Market	**Symptomatic AFib with RVR** *~2M (~40% of prevalence)*		

*Treatment was defined as either seeking treatment at the emergency department or outpatient clinic or via self-administration of treatments at home or other unsupervised setting

US Prevalence	~ 5 million patients
	• 40%
Addressable Market	~2 million patients
Peak Share	
Episodes/Pt	
Episodes/Yr	

Peak Net Sales

1. Colilla et al., Am. J. Cardiol. 2013, 112(8), 1142-1147; 2. Zoni-Berisso et al., Clin. Epidemiol., 2014, 6, 213-220; Benjamin et al., Circulation, 2019, 139, e56-e528; Go et al., JAMA, 2001, 285(18), 2370-2375; Turakhia et al., PLOS ONE, 2018, 13(4), e0195088; Komej et al. Circ. Res., 2020, 127, 4-20; Miyasaka et al., Circulation, 2006, 114, 119-125; Naccarelli et al., Am. J. Cardiol., 2009, 104(11), 1534-1539; Williams et al., Am. J. Cardiol., 2017, 120(11), 1961-1965; Ball et al., Int. J. Cardiol., 2013, 5(1), 1807-1824; 3. Primary Research Interviews conducted by Triangle Insights, January-February 2021, Clinical Cardiologists (n=9), Interventional Cardiologists (n=6), and Electrophysiologists (n=10)

Milestone Corporate Overview

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Projected US Market for Etripamil in Arrhythmias (PSVT and AFib-RVR)

Market research suggests a TAM of ~3 million patients in peak year

PSVT		AFib-RVR
~ 2 million patients	US Prevalence	~ 5 million patients
• 40-65%		• 40%
~ 800k patients	Addressable Market	~2 million patients
• 50%		
~ 400k patients	Peak Share	TBD
• 50% of events		
3-5/year	Episodes/Pt	TBD
~1.2-2 million doses/year	Episodes/Yr	TBD

Peak Net Sales

PSVT = Paroxysmal Supraventricular Tachycardia; AF – RVR = Atrial Fibrillation with Rapid Ventricular Rate; TAM = Target Addressable Market

Sources: Internal estimates based on market research, Milestone Pharmaceuticals Inc.

Milestone Corporate Overview

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Finances – as of March 31, 2021 1 Proforma cash $149.9M 2 • $129.9M in Cash as of March 31, 2021 • $20M in Equity and Upfront cash from Ji Xing deal Cash funds operations past guidance for top - line data and into mid - 2023 1) Adjusted to reflect financing events through May 17, 2021; 2) $129.9M as of March 31, 2021, plus $15.0M in upfront payment s f rom Ji Xing Pharmaceuticals under license agreement and $5.0M in equity investment from RTW Investments, LP; 3) Includes pre - funded warrants to purchase 910,746 common shares issued to RTW Investments, LP. 23 Milestone Corporate Overview Equity - 42.1M 3 in shares and pre - funded warrants outstanding • 29.8M common shares • 11.4M pre - funded warrants • 0.9M pre - funded warrants, in RTW private placement 3

Thank you

Etripamil Nasal Spray Pharmacological Results (NODE - 102) 25 Milestone Corporate Overview Anticipated therapeutic effect within 45 minutes; peak within 10 minutes -10% 0% 10% 20% 0 20 40 60 80 100 120 140 160 0 10 20 30 40 50 60 70 80 90 100 PR Interval – Mean change from baseline (%) Mean Etripamil Plasma Concentration (ng/ml) Time (minutes) Comparison of PK and PD Profile of Etripamil 70mg Mean Etripamil Plasma Concentration (ng/ml) Mean Percentage Change from Baseline PR Interval Target Threshold for PR Prolongation N=24; Error bars indicate standard error of the mean

Phase 2 Mean Systolic Blood Pressure Effects

70 mg of etripamil showed no decrease in blood pressure; higher doses transient decreases



Systolic Blood Pressure (mmHg)
140
130
120
110
Baseline[1]
0
2
4
6
8
10
12
14
16
18
20
22
24
26
28
30
Time[2] (minutes, post dose)
Placebo
Etripamil 35 mg
Etripamil 70 mg
Etripamil 105 mg
Etripamil 140 mg

[1] Baseline is defined as the average of the 20-min and 10-min pre-dose measurements. [2] Time 0 is defined as the average of the measurements during supraventricular tachycardia between 5 and 0 min before study drug administration. *$p < 0.05$ versus baseline.

Source: Stambler, B.S. et al.; Etripamil Nasal Spray for Rapid Conversion of Supraventricular Tachycardia to Sinus Rhythm; J Am Coll Cardiol. 2018;72(5):489–97

Milestone Corporate Overview

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NODE - 301 Efficacy – Time to Conversion over 45 Minutes 27 0% 10% 20% 30% 40% 50% 60% 70% 0 5 10 15 20 25 30 35 40 45 % Converted to SR Time to Conversion (minutes) Placebo Etripamil 70mg 32% 14% 54% 35% Milestone Corporate Overview New Primary Endpoint Second Dose Option for RAPID HR 1.87, p=0.02 (post - hoc)

NODE - 301 Conversion up to Hour 5 with Medical Intervention Patients Analyzed as Treatment Failures at 5 hours (post - hoc) 28 Milestone Corporate Overview Etripamil 70mg Placebo Subjects who convert following medical assistance are censored at 5 hours. Subjects who present missing data from time t to t he end are censored at the time of last available data. Subjects who do not convert or are not censored before 5 hours are censored at 5 hours Hazard Ratio = 1.27, p=0.06 (post - hoc)

PSVT Patient Characteristics • Age: teens to elderly • Gender: majority are female • Episode frequency and duration varies widely − Median 4 - 7 per year despite chronic medications − Almost 40% of patients have at least 2 episodes/year >10 min* • Cardiovascular comorbidities in about half of patients • 40% of patients have ≥ 1 ED visit per year* Sources: Internal estimates based on market research and longitudinal analysis of Truven/ Marketscan and Medicare claims data 29 • Strongly negative experience associated with adenosine in ED • Significant anxiety/fear of ablation • Many patients indicate “ significant impact ” on QOL *Estimates are for patients in year after initial diagnosis; rates drop by 13 - 29% in years following their initial diagnosis Unmet Need Milestone Corporate Overview

Current US PSVT Market

Total annual US healthcare expenditures of ~$3B

- Prevalence ~2M diagnosed PSVT patients
- ~300K newly diagnosed per year
- ~600K patients treated per year
- >150K ED/hospital visits per year
- ~80K ablations per year



Current Management
Ablation ~10%
No Rx ~25%
Chronic Therapy ~65%

Source: Sacks, N.C. et al; Prevalence of Paroxysmal Supraventricular Tachycardia (PSVT) in the US in Patients Under 65 Years of Age; Abstract and Oral Presentation at the International Academy of Cardiology Annual Scientific Sessions 2018, 23rd World Congress on Heart Disease; Precision Xtract, Boston, MA, USA; and data-on-file from IBM Marketscan® Commercial Research Database (<65y) and the Medicare Limited Dataset (≥65y), with demographic, enrollment and claims data for commercially insured (Truven) and Medicare covered patients using PSVT code 427.0 or I47.1 for up to a 9-year interval between 2008 and 2016 inclusive.

Milestone Corporate Overview

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Core PSVT Market is Addressable Now, with Potential for Expansion


Target PSVT Market
Expanded Market
Core Market
Undiagnosed PSVT Patients
~600-900k[1]
Diagnosed, Untreated PSVT Patients
~1.4 Million[2]
Diagnosed, Annually Treated PSVT Patients
~600k/year[3]

Strategy to Address

- Increase speed and rates of diagnosis through wearable technology
- Re-engage in healthcare system through DTC promotion
- MIST specialty sales force
- Partner majority of PCP promotion

Source: 1) assumes annual incidence rate for PSVT of ~300k from longitudinal claims analysis and the average time to diagnosis (currently 2-3 years) can be reduced to <6 months 2) Calculated as the difference between PSVT prevalence of 2M and annual treatment rate of ~600k from Truven MarketScan data, 2008-2016 analyzed by Precision Xtract, 2019 3) Estimated number of unique patients with annual claims for PSVT from Truven MarketScan data, 2008-2016 analyzed by Precision Xtract, 2019.

Corporate Presentation
31

PSVT Patient Management and Call Point Targeting

Majority of PSVT patients managed by CV specialists, leading to commercial efficiencies

		Clinical Cardiologists	Primary Care Physicians	Electro-physiologists
% of PSVT patients managed		~60%	~30%	~10%
Long-term Use	*Add to or Replace Chronic Medications*	Primary Target	Primary Target	
Medium-term Use	*Defer Ablation*	Primary Target	Primary Target	Secondary Target
Short-term Use	*Bridge to Ablation*			Secondary Target

- Targeted sales force to reach majority of available opportunity
- Significant overlap with most common CV portfolio call points

Source: Internal market research

Milestone Corporate Overview 32

Estimating Prevalence, Incidence, and Annually Treated Patients Using Longitudinal Claims Data Source: Data on file from IBM Marketscan ® Commercial Research Database (<65y) and the Medicare Limited Dataset (≥65y), with demographic, enrollment and claims data f or commercially insured (Truven) and Medicare covered patients using PSVT code 427.0 or I47.1 for up to a 9 - year interval between 2008 and 2016 inclusive. Age Group Year 1 Year 2 Year 3 Year 4 Year 5 Total Age < 65 271,024 196,653 169,988 155,966 145,485 939,116 Age 65+ 377,493 220,596 209,358 188,925 166,286 1,162,658 All Ages 648,518 417,249 379,346 344,891 311,771 2,101,775 Annually Treated PSVT Patients Incident PSVT Patients Prevalent PSVT Patients • Analyzed commercial and Medicare claims data over a 9 - year period, where patients were required to have 5 years of continuous enrollment x 1+ PSVT code required in the ED or inpatient setting (unique patients managed acutely) x 2+ PSVT codes required in the outpatient setting (additional unique patients managed chronically) Milestone Corporate Overview 33

Published Disease Data Likely Under-Reports Burden of PSVT


MESA Study
Paroxysmal Supraventricular Tachycardia in the Gene
LEONARDO A. OREJARENA, MD, HUMBERTO VIDAILLET, Jr., MD, FAC
FRANK DeSTEFANO, MD, MPH, DAVID L. NORDSTROM, PhD, ROBERT
PETER N. SMITH, MD, FACC, JOHN J. HAYES, MD, FACC
Marshfield, Wisconsin
ORIGINAL RESEARCH
PREEMPT Study
Contemporary Burden and Correlates of Symptomatic Paroxysmal Supraventricular Tachycardia

Strengths

- Provides important demographic and clinical characteristic data on patients with PSVT
- Positive Predictive Values from PREEMPT useful
- Less than 40% of incident cases in MESA would have been detected by PSVT ICD-9 Code 427.0

Weaknesses

- Data only from patients presenting to healthcare settings acutely, with the episode confirmed on ECG during the encounter
- PSVT episodes were only adjudicated during the first healthcare encounter with a PSVT or PSVT-related code in PREEMPT
- Non-representative, small, and non-contemporary population (MESA)

Source: Orejarena LA, Vidaillet H Jr, DeStefano F, Nordstrom DL, Vierkant RA, Smith, PN, Hayes JJ. Paroxysmal supraventricular tachycardia in the general population. J Am Coll Cardiol. 1998;31:150–157. Alan S. Go, MD; Mark A. Hlatky, MD; Taylor I. Liu, MD, PhD; Dongjie Fan, MSPH; Elisha A. Garcia, BS; Sue Hee Sung, MPH; Matthew D. Solomon, MD, PhD. Contemporary Burden and Correlates of Symptomatic Paroxysmal Supraventricular Tachycardia. J Am Heart Assoc. 2018;7:e008759. DOI: 10.1161/JAHA.118.008759.

Milestone Corporate Overview
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